SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      Date of Report: November 24, 1998


                     ACADIA NATIONAL HEALTH SYSTEMS, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   COLORADO
                (State or Other Jurisdiction of Incorporation)

               0-28976                                   010509781
       (Commission File Number)          (I.R.S. Employer Identification Number)

     95 Park Street, Lewiston, Maine                       04240
(Address of Principal Executive Offices)                 (Zip Code)

                                (207) 777-3423
                                (800) 274-9185
             (Registrant's Telephone Number, Including Area Code)

INFORMATION INCLUDED IN THIS REPORT


ITEM 1  CHANGES IN CONTROL OF REGISTRANT

        Not Applicable


ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS

(a) On September 8, 1998, the Registrant entered into a Contract for Sale of Assets agreement with Northeast Medical Business Group, Inc., a New Hampshire corporation (hereinafter referred to as "Northeast" or "Company") and Frank and Martha DeJohn, sole shareholders of the Company, to acquire selected assets and a limited list of liabilities of the Company. The Registrant acquired all accounts receivables, furniture & equipment, computer hardware and operating systems as well as all software licenses along with various inventories an prepaid assets. In consideration, the Registrant paid a combination of $300,000 in cash and selected bank, lease and trade debt assumption, along with one hundred thousand (100,000) shares of the Registrant's common stock valued at $1.12 per share. A portion of the cash used in the acquisition was supplied by a five (5) year term loan for $200,000 at variable market rates obtained from Northeast Bank FSB, Auburn, Maine 04211 (no relationship with acquisition).

(b) All assets acquired were owned by or under lease to Northeast Medical Business Group, Inc., and will continue to be used in the operations of medical billing, accounts receivable management and medical practice management.


ITEMS 3 THROUGH 4, 6 AND THROUGH 9 NOT APPLICABLE.


ITEM 5.  OTHER EVENTS.

(i) Reference is made to the press release issued to the public by the Registrant on September 9, 1998, the text of which is attached hereto as
Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements.
     ---------------------

As of the date of the filing of this Current Report on Form 8-K, the Registrant's Independent Auditor, Berry,
Dunn, McNeil & Parker, is completing its fiscal year end audit (September 30, 1998) of the Registrant's financial statements on a consolidated basis that will provide for the financial statements required by this Item 7(a).

In accordance with Item 7(a)(4) of Form 8-K, such financial statements will be filed within the Registrant's Form
10KSB for FY 98, no later than December 31, 1998.

(b)  Pro Forma Financial Information.
     --------------------------------
The folowing represents the pro forma financial statement required by this Item 7(b).


ACADIA NATIONAL HEALTH SYSTEMS, INC.

PROFORMA COMBINED BALANCE SHEET
SEPTEMBER 30, 1998
(Unaudited)


                                    ACADIA            NORTHEAST
                                    NATIONAL          MEDICAL           PROFORMA          ADJUSTED
                                    HEALTH            BUSINESS          ADJUSTMENTS       BALANCE
                                    SYSTEMS, INC.     GROUP, INC.
                                                      (NOTE B)                            SEPT. 30, 1998

CURRENT ASSETS:

 CASH-OPERATING                     $      2,332      $      1,915      $     (1,915)  A  $      2,332
 ACCOUNTS RECEIVABLE                     855,657           288,312          (150,482)  B       993,487
NOTES AND INTEREST RECEIVABLE             36,430                                                36,430
 OTHER CURRENT ASSETS                     56,667                                                56,667
 TOTAL CURRENT ASSETS                    951,086           290,227          (152,397)        1,088,916

PROPERTY & EQUIPMENT, NET                214,921            57,393            97,607   B       369,921
DUES FROM OFFICERS                                         192,404          (192,404)  A
INTANGIBLE ASSETS, NET                    34,253               920            66,868   B       102,041
OTHER ASSETS                              52,400             7,968               232   B        60,600

                                    $    301,574           258,685           (27,697)          532,562

TOTAL ASSETS                        $  1,252,660           548,912          (180,094)        1,621,478

CURRENT LIABILITIES:

 ACCOUNTS PAYABLE                   $     72,631            33,939           (99,012)  B,C       7,558
NOTES PAYABLE, CURRENT PORTION                             300,378          (242,778)  A        57,600
 LINE OF CREDIT                          542,737                 -                             542,737
 ACCRUED EXPENSE                          56,279            21,008            32,450   E       109,737
TOTAL CURRENT LIAB.                      671,647           355,325          (309,340)          717,632

LONG TERM LIABILITIES:

 LONG TERM DEBT                     $    126,849            56,980             6,880   B       190,709
 OTHER NON-CUR. LIAB.                     66,789                 -            80,443   B       147,232

TOTAL LIABILITIES                   $    865,285           412,305          (222,017)        1,055,573

STOCKHOLDERS' EQUITY:

 COMMON STOCK                            276,640             1,000           111,000   B       388,640
 TREASURY STOCK                           (1,272)                                               (1,272)
 PAID IN CAPITAL                          43,961                 -                 -            43,961
 RETAINED EARNINGS                        68,046           135,607           (69,077)          134,576

TOTAL EQUITY                        $    387,375           136,607            41,923           565,905

TOTAL LIABILITIES &
EQUITY                              $  1,252,660           548,912          (180,094)        1,621,478


See Accompanying Notes to
Financial Statements


ACADIA NATIONAL HEALTH SYSTEMS, INC.
STATEMENT OF INCOME
FOR THE TWELVE MONTHS
ENDED SEPTEMBER 30, 1998

                                    ACADIA            NORTHEAST
                                    NATIONAL          MEDICAL           PROFORMA          ADJUSTED
                                    HEALTH            BUSINESS          ADJUSTMENTS       BALANCE
                                    SYSTEMS, INC.     GROUP, INC.                         SEPT. 30, 1998
                                    1998              1998


REVENUES:                           $  1,112,692      $    519,126                           1,631,818

DIRECT COSTS                        $    388,273           224,250                             612,523

GROSS PROFIT                        $    724,419      $    294,876                           1,019,295

SELLING, GENERAL AND ADMIN EXP      $    610,317           148,479                             758,796

DEPRECIATION AND AMORTIZATION EXP   $     43,720                 -            47,417   D        91,137

INCOME BEFORE INCOME TAXES          $     70,382           146,397           (47,417)          169,362

PROVISION FOR INCOME TAXES          $     17,070                 -            32,450   E        49,520

NET INCOME                          $     53,312           146,397           (14,967)          119,842

NET INCOME (LOSS) PER SHARE                                                                   0.031654

WEIGHTED AVERAGE NUMBER OF
 COMMON SHARES OUTSTANDING                                                             F     3,837,987

See Accompanying Notes to
Financial Statements

ACADIA NATIONAL HEALTH SYSTEMS, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

The accompanying unaudited pro forma condensed combined balance sheet as of September 30, 1998 and unaudited pro forma condensed combined statements of income for the year ended September 30, 1998 are presented to reflect the acquisition of assets and business operations of Northeast Medical Business Group, Inc. for a purchase price of $25,000 in cash and 100,000 shares of the Company's common stock valued at $1.12 per share. The acquisitions were effected pursuant to the terms of the Contract for Sale of Assets dated September 8, 1998. The acquisitions were accounted for under the purchase method of accounting. The accompanying unaudited pro forma condensed combined financial statements reflects the effects of a preliminary allocation of the purchase price.

Notes to Unaudited Pro forma Condensed Combined Financial Information

A. Adjustments to remove those certain assets and liabilities of Northeast Medical Business Group that were not included in the acquisition under the Contract for Sale of Assets dated September 8, 1998 (see Note B.)

B. To record the acquisition of Northeast Medical Billing, Acadia National Health Systems acquired certain assets for total consideration of $137,000 and assumed certain liabilities not to exceed $275,000. Cash consideration amounted to $25,000 with stock consideration of an additional $112,000. Net assets acquired and liabilities assumed were as follows:

Accounts Receivable:                             $ 137,830
Equipment Deposits                                   8,200
Fixed assets and software                          155,000
Liabilities assumed                               (248,765)
Fair Market Value of Net Assets Acquired            52,565

Goodwill of $84,735 has been recognized which represents the excess of the purchase price of $137,000 over the fair market value of the net assets acquired of $52,265.

Pro forma Condensed Combined Income Statement Adjustments

C. Northeast Medical Billing income for the year ended September 30, 1998 has been combined with Acadia National Health Systems, Inc.

D. Amortization of goodwill over 5 year life. Fixed assets and software are depreciated over lives ranging from 5 to 10 years.

E. Provisions for income taxes at an estimated income tax rate of 28%.

F. Weighted average shares increased by 100, 000 shares as if these shares were issued on October 1, 1997 and were outstanding for the entire year.

(c)  Exhibits
     --------

     See Index to Exhibits

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ACADIA NATIONAL HEALTH SYSTEMS, INC.


                              Mark T. Thatcher

DATE: November 23, 1998       By:    /s/ Mark T. Thatcher
                              Name:  Mark T. Thatcher
                              Title: Filing Agent

INDEX TO EXHIBITS

Exhibit Description:

 2.1--Contract for Sale of Assets of Northeast Medical Business Group to
      Acadia National Health Systems, Inc., dated September 8, 1998;

 2.2--Non-Competition, Confidentiality and Non-Solicitation Agreement between Frank and Martha DeJohn and Acadia National Health Systems, Inc., dated September 8, 1998;

 5.1--Opinion on Legality of Securities Being Issued to Frank and Martha
      DeJohn;

10.1--Board of Directors' Resolution Authorizing Increase of Outstanding
      Shares in connection with the issuance of 100,000 shares of common stock of Acadia National Health Systems, Inc., to Frank and Martha DeJohn, in joint tenancy w/ right of survivorship;

10.2--Opinion of Counsel with respect to issuance of 100,000 shares of common stock of Acadia National Health Systems, Inc. to Frank and Martha DeJohn;

20.1--Board of Director's Resolutions authorizing a term loan in connection with purchase of selected assets of Northeast Medical Business Group, Inc. by Acadia National Health Systems, Inc;

20.2--Opinion of Borrower's Counsel;

99.1--Text of press release dated September 9, 1998.